Exhibit 32.2
INTEGRATED FREIGHT CORPORATION
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
 Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Integrated Freight Corporation (the Company) on Form 10-K for the year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David N. Fuselier, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Fuselier
David N. Fuselier
Principal Financial and Accounting Officer
March 9, 2015